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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): March 19, 2004




                         PARALLEL PETROLEUM CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


            Delaware                  0-13305                75-1971716
  (State or other jurisdiction    (Commission File          (IRS Employer
of  Incorporation or organization)    Number)             Identification No.)

1004 N. Big Spring, Suite 400, Midland, Texas                  79701
  (Address of Principal Executive Offices)                   (Zip Code)



       Registrant's telephone number, including area code: (432) 684-3727






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

Item 7.  Financial Statements and Exhibits.


(c)       Exhibits

          99.1 Press Release dated March 18, 2004 announcing financial results for the fourth quarter and year ended
                 December 31, 2003.


Item 12. Results of Operations and Financial Condition.

         Parallel Petroleum Corporation wishes to disclose its press release, dated March 18, 2004, relating to its results of operations and financial condition for the fourth quarter and year ended December 31, 2003, furnished herewith as Exhibit 99.1.

         The information included in this report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, shall not be subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PARALLEL PETROLEUM CORPORATION


                                  By: /s/ Larry C. Oldham
                                      --------------------------
                                      Larry C. Oldham, President
                                      and Chief Executive Officer


Dated: March 19, 2004

                                  EXHIBIT INDEX


Exhibit No.                          Description
----------                         ----------------

99.1 Press Release dated March 18, 2004 announcing financial results of Parallel Petroleum Corporation for the year ended December 31, 2003.

                                                             Exhibit 99.1
                                  PRESS RELEASE

Parallel Petroleum Corporation
1004 N. Big Spring, Suite 400         Contact: Cindy Thomason
Midland, TX 79701   (432) 684-3727             Manager of Investor Relations
http://www.parallel-petro.com                  cindyt@parallel-petro.com


                          PARALLEL PETROLEUM ANNOUNCES
               FOURTH QUARTER AND YEAR END 2003 FINANCIAL RESULTS

MIDLAND, Texas, (BUSINESS WIRE), March 18, 2004 - Parallel Petroleum Corporation (NASDAQ: PLLL) today announced its financial results for the fourth quarter and year ended December 31, 2003. In a separate press release dated March 16, 2004, Parallel announced its operations update.

Fourth Quarter Results

For the three months ended December 31, 2003, Parallel reported net income of $1.0 million, or $.04 per diluted share. Included in net income was $1.7 million of operating income primarily due to a 67% increase in production volumes and a 5% increase in oil and gas prices, net of hedges, when comparing the fourth quarter of 2003 to the fourth quarter of 2002. For the three months ended December 31, 2002, Parallel recorded net income of $0.2 million, or $.01 per diluted share.

For the fourth quarter of 2003, Parallel's sales were 157 MBbls of oil and 874 MMcf of natural gas, or 303 MBOE. The average prices the Company received for its oil and natural gas on an unhedged/hedged basis, respectively, were $26.87/$22.56 per barrel and $5.02/$5.22 per Mcf, or $28.43/$26.76 per BOE. For
the same period of 2002, oil sales were 39 MBbls at an average price of $26.66 per barrel and natural gas sales were 853 MMcf at an average price of $4.19 per Mcf, or 181 MBOE at $25.47 per BOE.

Year End Results

For the twelve months ended December 31, 2003, Parallel reported net income of $7.7 million, or $.31 per diluted share. Included in net income was $12.7 million of operating income primarily due to a 106% increase in production volumes and a 36% increase in oil and gas prices, net of hedges, when comparing the twelve months ended December 31, 2003 to the same period of 2002. For the twelve months ended December 31, 2002, Parallel recorded net income of $18.7 million, or $.79 per diluted share, which included $31.1 million for the gain on the sale of the assets of First Permian, LP.

For the year ended December 31, 2003, Parallel's sales were 629 MBbls of oil and 3,356 MMcf of natural gas, or 1,188 MBOE. The average prices the Company received for its oil and natural gas on an unhedged/hedged basis, respectively, were $29.11/$26.47 per barrel and $5.40/$5.13 per Mcf, or $30.66/$28.50 per BOE.
For the same period of 2002, oil sales were 131 MBbls at an average price of $24.59 per barrel and natural gas sales were 2,670 MMcf at an average price of $3.33 per Mcf, or 576 MBOE at $21.03 per BOE.

Net cash provided by operating activities for the twelve-month period ended December 31, 2003, was $19.5 million, compared to $1.5 million for the same period of 2002. The increase was primarily related to the above mentioned increases in oil and gas sales volumes and prices.

Balance Sheet Review

At December 31, 2003, current assets were $23.6 million, which included $17.4 million of cash. Current liabilities were $7.2 million, including current derivative obligations of $3.2 million and long-term debt stood at $39.8 million. The Company's net capitalized costs associated with its oil and gas properties and other equipment were $94.0 million. Parallel's stockholders' equity as of December 31, 2003 was $61.2 million, the largest in the Company's history.

Parallel Petroleum Announces 4Q Year End 2003 Results
March 18, 2004
Page 2

Three Year Capital Investment Plan

As Parallel announced in its December 10, 2003 press release, the Company has projected a three year capital investment plan of approximately $50 million on its existing portfolio of projects, of which approximately $17 million is estimated to be spent in 2004 and is expected to be funded out of operating cash flow. The amount and timing of expenditures are subject to change based upon market conditions, results of expenditures, new opportunities and other factors.

Management Comments

Larry C. Oldham, Parallel's President, commented, "Prior to June 2002, the Yegua/Frio Gas Project represented the majority of the Company's daily production and reserves. It represented approximately 27% of our 2003 production and 12% of our reserve value as of December 31, 2003. Implementation of our business plan has enabled us to offset most of the Yegua/Frio decline rate. We are investing a majority of the Company's cash flow into the acceleration of development programs on our existing portfolio of long-life oil and gas projects. For details, see our March 16, 2004, press release announcing our operations update."

In a final comment, Oldham stated, "The cash infusion provided by our $13 million equity placement in December 2003 combined with our existing bank facility has given us the financial flexibility to make an acquisition or enter into an exploitation joint venture arrangement having significant undeveloped reserve potential. We are actively working on acquisition and exploitation joint venture targets but do not presently have any definitive agreements in place."

Conference Call and Webcast Information

The Company's management will host a conference call to discuss its financial and operational results for the fourth quarter and year ended December 31, 2003, on Friday, March 19, 2004, at 10:00 a.m. Central time. To participate in the call, dial 1-800-901-5259, Participant Passcode 75305554, at least five minutes before the scheduled start time. The conference call will also be webcast, complete with the "Current Slide Presentation", and can be accessed live at Parallel's web site, http://www.parallel-petro.com. A replay of the conference call will be available at the Company's web site or by calling 1-888-286-8010, Passcode 35798718.



                    Financial statements and schedules folloW

Parallel Petroleum Announces 4Q Year End 2003 Results
March 18, 2004
Page 3

                                  PARALLEL PETROLEUM CORPORATION
                             CONDENSED CONSOLIDATED BALANCE SHEET DATA

                                                               December 31,         December 31,
                                                                   2002                 2003
                                                           -----------------------------------------
                                                                         ($ millions)
ASSETS
Current assets                                                     $ 16.0               $ 23.6
Net property and equipment                                           85.7                 94.0
Other assets, net                                                     0.6                  0.7
                                                               -----------           ----------
Total                                                             $ 102.3              $ 118.3
                                                               ===========           ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities                                                 $ 7.5                $ 7.2
Long-term debt, net                                                  45.6                 39.8
Deferred tax                                                          3.6                  5.8
Other liabilities                                                     0.1                  4.3
Stockholders' equity                                                 45.5                 61.2
                                                               -----------           ----------
 Total                                                             $ 102.3              $ 118.3
                                                               ===========           ==========

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                         PARALLEL PETROLEUM CORPORATION
                  CONDENSED CONSOLIDATED INCOME STATEMENT DATA

                                                     Three Months Ended December 31,     Years Ended December 31,
                                                     -------------------------------     ------------------------
                                                         2002                2003           2002        2003
                                                     -----------          ----------     ----------- ------------
                                                                 ($ millions, except per share data)
Oil and gas revenues                                   $ 4.6               $ 8.0           $ 12.1       $ 33.8
Total costs and expenses                                 4.0                 6.3             11.2         21.1
                                                       -----               -----           ------       ------
Operating income (loss)                                  0.6                 1.7              0.9         12.7
                                                       -----               -----           ------       ------
Total other income (expense), net                          -                (0.6)            27.5         (2.0)
                                                       -----               -----           ------       ------
Income (loss) before income taxes                        0.6                 1.1             28.4         10.7
Income tax benefit (expense), net                       (0.4)               (0.1)            (9.7)        (3.0)
                                                       -----               -----           ------       ------
Net income (loss) before cumulative effect of
       change in accounting principle                    0.2                 1.0             18.7          7.7
Cumulative effect on prior years of a change
      in accounting principle, net of tax                 -                   -                -          (0.1)
                                                       -----               -----           ------       ------
 Net income (loss)                                       0.2                 1.0             18.7          7.6
Preferred stock dividend                                (0.1)               (0.2)            (0.6)        (0.6)
                                                       -----               -----           ------       ------
Net income (loss) available to common stockholders     $ 0.1               $ 0.8           $ 18.1       $  7.0
                                                       =====               =====           ======       ======
Net income per common share:
Basic - after accounting change                       $ 0.02              $ 0.04           $ 0.88       $ 0.33
Diluted - after accounting change                     $ 0.01              $ 0.04           $ 0.79       $ 0.31
Weighted average common share outstanding (millions):
Basic                                                   20.7                21.1             20.7         21.3
Diluted                                                 23.5                24.1             23.5         24.2

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

Parallel Petroleum Announces 4Q Year End 2003 Results
March 18, 2004
Page 4

                              PARALLEL PETROLEUM CORPORATION
                               SALES VOLUMES AND PRICE DATA

                                                       Three Months Ended December 31,                Years Ended December 31,
                                                  ------------------------------------------ --------------------------------------
                                                        2002                 2003                  2002                 2003
                                                  -------------------- --------------------- ---------------- ---------------------
Sales Volumes:
Oil (MBbls)                                                   39                   157                  131                   629
Natural gas (MMcf)                                           853                   874                2,670                 3,356
Equivalent barrels of oil (MBOE)                             181                   303                  576                 1,188
Equivalent barrels of oil (BOE) per day                    2,014                 3,289                1,578                 3,246
Prices:
per Bbl (unhedged)                                       $ 26.66               $ 26.87              $ 24.59               $ 29.11
per Bbl (hedged)                                             $ -               $ 22.56                  $ -               $ 26.47
per Mcf (unhedged)                                        $ 4.19                $ 5.02               $ 3.33                $ 5.40
per Mcf (hedged)                                             $ -                $ 5.22                  $ -                $ 5.13
per BOE (unhedged)                                       $ 25.47               $ 28.43              $ 21.03               $ 30.66
per BOE (hedged)                                             $ -               $ 26.77                  $ -               $ 28.50

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The Company

Parallel Petroleum Corporation is headquartered in Midland, Texas and is an independent energy company primarily engaged in the acquisition, development, exploration and production of oil and gas using enhanced oil recovery techniques and 3-D seismic technology. Additional information on Parallel Petroleum Corporation is available at http://www.parallel-petro.com.

This release contains forward-looking statements subject to various risks and uncertainties that could cause the company's future plans, objectives and performance to differ materially from those in the forward-looking statements. Forward-looking statements can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "subject to," "anticipate," "estimate," "continue," "present value," "future," "reserves", "appears," "prospective," or other variations thereof or comparable terminology. Factors that could cause or contribute to such differences could include, but are not limited to, those relating to the results of exploratory drilling activity, the company's growth strategy, changes in oil and natural gas prices, operating risks, availability of drilling equipment, outstanding indebtedness, changes in interest rates, dependence on weather conditions, seasonality, expansion and other activities of competitors, changes in federal or state environmental laws and the administration of such laws, and the general condition of the economy and its effect on the securities market. While we believe our forward-looking statements are based upon reasonable assumptions, these are factors that are difficult to predict and that are influenced by economic and other conditions beyond our control. Investors are directed to consider such risks and other uncertainties discussed in documents filed by the company with the Securities and Exchange Commission.